Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Benton H Wilcoxon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Quarterly Report of Composite Technology Corporation on Form 10-Q/A for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Composite Technology Corporation.


                                   Date: May 31, 2006

                                     By: /s/ Benton H  Wilcoxon
                                         --------------------------------
                                         Benton H  Wilcoxon
                                         Chief Executive Officer and
                                          Acting Chief Financial Officer